UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K/A

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2007

Commission File Number: 000-49993

DSE FISHMAN, INC.

 (Exact name of small business issuer as specified in its charter)

Nevada	56-2284320
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

300 S. Harbor, Suite 500 Anaheim, CA 92805
(Address of principal executive offices) (Zip Code)

(949) 756-2033
(Issuer's telephone number, including area code)

2355 Main Street, Suite 120 Irvine, California 92614
(Former name, former address and former fiscal year, If changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

1.  Previous Independent Registered Public Accounting Firm.

A. On March 9, 2007, DSE Fishman, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Most & Company, LLP (“Mostco”), as the auditor responsible for the registrant is no longer associated with Mostco.

B. The reports of Mostco on the financial statements of the Registrant as of July 31, 2006 and for the two years ended July 31, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

C. The decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

D. During the Registrant’s two most recent fiscal years and the subsequent interim periods through March 9, 2007, there were no disagreements with Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mostco, would have caused it to make reference thereto in its reports on the financial statements for such years.

E. On March 20, 2007 the Registrant provided Mostco with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed as Exhibit 16.1 in an amendment to this Current Report on Form 8-K.

 2.  New Independent Registered Public Accounting Firm.

The Registrant has engaged Li & Company, PC as its new independent certified public accounting firm to audit the Registrant’s financial statements effective March 5, 2007. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-B Item 304(a)(2).

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description
16.1	Letter of Most & Company, LLP dated March 27, 2007 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSE Fishman, Inc. (Registrant)

Date: March 28, 2007

By: /s/ Thomas C. Hemingway

Thomas C. Hemingway

Chief Executive Officer

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